[SHIP]
                            [THE VANGUARD GROUP LOGO]
                           VANGUARD(R) WELLINGTON FUND
                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 29, 2005

VANGUARD WELLINGTON FUND ADOPTS NEW ADVISORY FEE SCHEDULE
The board of trustees of Vanguard Wellington Fund adopted a new advisory fee schedule for the Fund's advisor -- Wellington Management Company, LLP -- effective January 1, 2006. This change will not affect the Fund's investment objective, policies, strategies, or risks. Following implementation of the new advisory fee schedule, the Fees and Expenses discussion is revised as follows:

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral(TM) Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in the prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for a new advisory fee schedule effective January 1, 2006.

                                                           Investor   Admiral
                                                             Shares    Shares
                                                           ---------- -------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charges (Load) Imposed on Purchases:                    None       None
Purchase Fee:                                                 None       None
Sales Charge (Load) Imposed on Reinvested Dividends:          None       None
Redemption Fee:                                               None       None

ANNUAL FUND OPERATING EXPENSES
  (expenses deducted from the Fund's assets)
Management Expenses:                                         0.29%      0.17%
12b-1 Distribution Fee:                                      None       None
Other Expenses:                                              0.02%      0.01%
   Total Annual Fund Operating Expenses:                     0.31%      0.18%


                                                                  (over, please)

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your shares at the end of the given period.

--------------------------------------------------------------------
                           1 Year   3 Years    5 Years   10 Years
--------------------------------------------------------------------
Investor Shares               $32      $100       $174      $393
Admiral Shares                 18        58        101       230
-------------------------------------------------------------------

     These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

     For more  information  about the new advisory fee schedule,  please see the
Fund's  most  recent   shareholder   report  or  the   Statement  of  Additional
Information.





(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PS21 012006

                                     [SHIP]
                           [THE VANGUARD GROUP LOGO]
                        VANGUARD(R) WELLINGTON (TM) FUND

   SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2005


The board of trustees of Vanguard Wellington Fund has adopted new asset-based advisory-fee schedules for the Fund's advisor--Wellington Management Company, LLP--effective January 1, 2006. This change will not affect the existing performance fee adjustments, which are included in the current advisory agreements, nor will it affect the Fund's investment objective, policies, strategies, or risks.

     The first paragraph under the heading "Wellington Management Company, LLP" in the INVESTMENT ADVISORY SERVICES section of the Statement of Additional Information is restated as follows:

     The Fund has entered into an advisory agreement with Wellington Management Company, LLP (Wellington Management), under which Wellington Management manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises, and administers the Fund's investment program.

     The second paragraph in the INVESTMENT ADVISORY SERVICES section is restated as follows:

     The Fund pays Wellington Management a basic fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund for that quarter:

            NET ASSETS                                       RATE
            ----------                                       ----
            First $1 billion                                0.10%
            Next $9 billion                                 0.05%
            Over $10 billion                                0.04%


     The section entitled "Board Review of Investment Advisory Arrangements" is removed; comparable disclosure has been added to the Fund's shareholder report pursuant to SEC rules.






















(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        012006